--------------------------------------------------------------------------------
EUROPEAN LARGE CAP
--------------------------------------------------------------------------------

Alliance New Europe Fund

Annual Report
July 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 15, 2002

Dear Shareholder:

This report contains the investment results, economic and market review, and investment outlook for Alliance New Europe Fund (the "Fund") for the annual reporting period ended July 31, 2002.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation through investments primarily in equity securities of companies based in Europe.

Investment Results

The following table provides performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) Europe Index and the Salomon Smith Barney (SSB) PMI Growth Europe Index, for the six- and 12-month periods ended July 31, 2002. Performance numbers for the MSCI Europe Growth Index are also shown. Going forward, we will be replacing the MSCI Europe Growth Index with the SSB PMI Growth Europe Index as the Fund's second benchmark because it more closely reflects the Fund's investment philosophy. In addition, we have included the returns for the Lipper European Region Funds Average (the "Lipper Average"), which measures the Fund against a peer group of funds, for the corresponding periods.

INVESTMENT RESULTS*
Periods Ended July 31, 2002

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
Alliance New Europe Fund
     Class A                                              -14.14%       -19.02%
-------------------------------------------------------------------------------
     Class B                                              -14.46%       -19.66%
-------------------------------------------------------------------------------

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
Alliance New Europe Fund
     Class C                                              -14.50%       -19.63%
-------------------------------------------------------------------------------
MSCI Europe Index                                         -10.28%       -17.92%
-------------------------------------------------------------------------------
SSB PMI Growth Europe Index                               -13.58%       -21.34%
-------------------------------------------------------------------------------
MSCI Europe Growth Index                                  -12.39%       -18.71%
-------------------------------------------------------------------------------
Lipper European Region Funds Average                       -9.10%       -17.47%
-------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged SSB PMI Growth Europe Index includes all developed countries in the European region of the Global SSB Broad Market Index and reflects each company's available


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      market capitalization weighted by its growth probability. The unmanaged MSCI Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation. The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. The Lipper Average for the six- and 12-month periods ended July 31, 2002, reflects performance of 187 and 180 mutual funds, respectively. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.

      Additional investment results appear on pages 6-9.

For the six- and 12-months ended July 31, 2002, the Fund's Class A shares underperformed the MSCI Europe Index. In relation to the SSB PMI Growth Europe Index, the Fund underperformed during the six-months ended July 31, 2002 and outperformed during the 12-months ended July 31, 2002. The Fund's performance was also below its peer group average for the corresponding periods under review.

As always, our bottom-up stock selection process influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London. Unlike past periods, however, sector allocation, which is a by-product of our stock selection, was the primary determinant of relative performance during the six-month period ended July 31, 2002. Our underperformance during the period can be attributed to an above-benchmark exposure to technology stocks during a period in which these stocks, as a group, materially underperformed. This exposure cost the Fund 3% in terms of relative performance despite positive stock selection within this sector. Stock selection overall was positive with material contributions from the following stocks: ENI SpA (Italy - oil), Royal Bank of Scotland Group Plc. (United Kingdom - banking), Novartis AG (Switzerland
- drugs), L'Oreal SA (France - cosmetics), Bayerische Motoren Werke AG (Germany
- automobiles), CRH Plc. (Ireland - building materials), British Sky Broadcasting Group Plc. (United Kingdom - cable), and Inditex (Spain - retail apparel).

Economic and Market Review

The momentum in economic activity evident at the start of calendar year 2002 gradually gave way to more subdued and erratic tendencies as the period under review came to a close. Monetary policy, having been accommodative in the fourth quarter of 2001, remained neutral throughout the period. With inflation posing no threat amidst subdued economic activity, long-term interest rates declined further, touching multi-decade lows at the end of July. European currencies, primarily the euro itself, rallied against the U.S. dollar as investors took flight from U.S. assets on concerns about


--------------------------------------------------------------------------------
2 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

economic health, accounting transparency and corporate governance.

During the six months ended July 31, 2002, volatility surpassed even the unusual levels of the prior six months as European equities fell precipitously from mid-June to the last five days of July. Just prior to the end of July, the European markets had recorded their second worst monthly performance (in local currency) since the inception of the MSCI indices in 1970. For the six-month period ended July 31, 2002, the rate of decline in European indices was the worst on record. Such a rapid decline lifted the dividend yield on European stocks above cash rates, the first time it has exceeded such a rate of "safety" in over 30 years. Only an advance by the euro versus the U.S. dollar mitigated the pain for U.S. dollar investors. Growth stocks underperformed as investor confidence in the direction of economic activity waned. Only energy stocks, as a group, generated positive local currency returns. Even defensive stocks such as consumer staples lost nearly 10% of their value during the period.

Investment Strategy

As was the case in the prior reporting period, our expectation entering the quarter was for improving economic conditions. Consequently, we increased the Fund's exposure to technology, consumer and select industrials. The former came back to haunt performance as increased caution on the part of corporate management to spend their increasing cash flow undermined the profit outlook for these companies as the second quarter drew to a close. For those technology stocks owned in the portfolio in size -- SAP AG, Nokia Oyj, and STMicroelectronics NV -- we have no concerns over their competitive positioning or balance sheet. Earnings growth prospects for these companies are a matter of when, not if, given their competitive advantage. Better performance from these stocks awaits the return to better fundamental momentum. At present, the timing of this remains unclear.

Consumer exposure was increased with select retailers - Next Plc. and New Dixons Group Plc.- rising in weight within the Fund. Both generate free cash, own leading market positions in their respective categories and have managements that are very good at merchandising products desired by consumers. In the staples arena, we added Reckitt Benckiser Plc. to the Fund's portfolio due to the company's ability to drive sales through product innovation (50% of sales were derived from products introduced in the last three years). Like many other investments featured in this review, Reckitt is a strong generator of cash as a result of effective working capital management.

In the industrial arena, we boosted the Fund's exposure to Schneider Electric, SA, the French-based electrical equipment manufacturer, and Sandvik AB, the Swedish-based manufacturer of machine tools. Neither company operates in inherently "sexy" segments of the economy. However, the combination of number one market share and a drive to raise operating margins is generating significant growth in free cash; even a small improvement in top-line


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

demand could create substantial gains in earnings as well. On the services side of the economy, Capita Group Plc. is a new holding within the Fund. Its business is focused on business process outsourcing within the United Kingdom where it is a leading provider with government entities and private enterprises in the financial services sector. Uncertainty amongst investors has presented us with an opportunity to own this 20%+ growth business at a modest price-to-earnings (P/E) premium to its underlying growth rate. We have watched the company for the last five years, but it was not until recently that we felt its share priced looked "affordable" to us.

We funded these investments with sales of defensive stocks such as Interbrew (Belgium -beer), Carrrefour SA (France - food retail), and Centrica Plc. (United Kingdom - utility). A combination of relative outperformance and reduced confidence in the economics of their respective business models resulted in these shares being a source of cash for other ideas. Finally, in the pharmaceutical industry, we sold the Fund's position in GlaxoSmithkline Plc. and significantly trimmed AstraZeneca Plc., both on the back of concerns over their product pipelines. Novartis AG, where we have fewer reservations over new products and sales, was added, as was Schering AG, which appears to have a very attractive pipeline of new contraceptive drugs coming to market.

Investment Outlook

We believe that recent cost-cutting measures adopted by corporate management, such as inventory reductions, lower capital spending and reduced headcount, have paved the way for a strong rebound in earnings and cash flows in the coming quarters. We remain optimistic that the current level of economic activity is more a pause than a peak. However, we also recognize that the likelihood of such a sanguine outcome at this time is very much conditioned on volatility in capital markets abating. This volatility continues to play an influential role in shaping risk-taking attitudes within all areas of the global economy.

That said, we find high-quality businesses with superior growth capabilities looking particularly undervalued on all but the most dire medium-term scenarios. Thus, one could argue that the stage has been set for a strong rebound in equity prices especially after the drubbing European markets have taken in the last six months.

Of course, the breaches of financial integrity and corporate governance that haunted the market throughout the period have weighed heavily on investor confidence, and they continue to overhang the stock market. However, without in any way trying to minimize the gravity of these actions, history would suggest that this issue is likely to prove transient in nature. With the magnitude of these improprieties squarely in the focus of investors, corporate boards, regulators, the media and legislators, there is every reason to expect a substantial reformation going forward. We believe the Fund's portfolio is fully prepared to reap the profits of such an improvement in both sentiment and economic growth given the


--------------------------------------------------------------------------------
4 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

comparatively strong medium-term prospects for our portfolio holdings relative to the broader market.

Our bottom-up research suggests that across many sectors industry leaders with superior growth prospects are now sharply undervalued against their normalized earnings power. This has allowed us to compose a broadly diversified portfolio that exhibits attractive attributes of both growth and value, relative to key benchmarks.

In conclusion, it is worth noting the heightened importance of our disciplined, research-driven investment process in such a complex and quickly evolving environment. It is in times like these, when market skepticism often unjustly punishes quality growth companies, that our in-depth research plays an even more crucial role in helping us select the stocks that are best positioned to add premium value to your portfolio in the long-run.

We thank you for your continued interest and investment in Alliance New Europe Fund. We look forward to reporting to you in the ensuing months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Stephen M. Beinhacker

Stephen M. Beinhacker
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Stephen M. Beinhacker

Stephen M. Beinhacker, Portfolio Manager, is Senior Portfolio Manager in the Global/International Group. Mr. Beinhacker has over 15 years of investment experience.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
7/31/92 TO 7/31/02

MSCI Europe Index:                $21,592
Alliance New Europe Fund Class A: $19,511
SSB PMI Growth Europe Index:      $18,636
MSCI Europe Growth Index:         $16,679

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

              Alliance         MSCI Europe        MSCI Europe    SSB Europe PMI
           New Europe Fund        Index          Growth Index     Growth Index
-------------------------------------------------------------------------------
7/31/92        $ 9,574           $10,000           $10,000           $10,000
7/31/93        $10,292           $10,192           $ 9,493           $ 9,433
7/31/94        $12,469           $12,429           $11,242           $11,135
7/31/95        $14,991           $14,820           $13,787           $13,714
7/31/96        $16,221           $16,017           $14,997           $14,934
7/31/97        $20,888           $22,152           $20,392           $21,042
7/31/98        $27,617           $29,661           $26,140           $27,544
7/31/99        $26,824           $29,197           $24,833           $27,960
7/31/00        $31,890           $32,854           $29,132           $32,741
7/31/01        $24,092           $26,305           $20,517           $23,691
7/31/02        $19,511           $21,592           $16,679           $18,636


This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares at net asset value (NAV) (from 7/31/92 to 7/31/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation.

The unmanaged Salomon Smith Barney (SSB) PMI Growth Europe Index is includes all developed countries in the Europe region of the Global SSB Broad Market Index, and reflects each company's available market capitalization weighted by its growth probability.

When comparing Alliance New Europe Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance New Europe Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

               Alliance New Europe Fund--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                        Alliance            MSCI            SSB PMI
                       New Europe          Europe        Growth Europe
                          Fund              Index            Index
--------------------------------------------------------------------------------
      7/31/93             7.50%             1.92%            -5.67%
      7/31/94            21.15%            21.96%            18.04%
      7/31/95            20.22%            19.24%            23.16%
      7/31/96             8.21%             8.08%             8.90%
      7/31/97            28.78%            38.30%            40.90%
      7/31/98            32.21%            33.90%            30.90%
      7/31/99            -2.87%            -1.56%             1.51%
      7/31/00            18.89%            12.52%            17.10%
      7/31/01           -24.45%           -19.93%           -27.64%
      7/31/02           -19.02%           -17.92%           -21.34%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged Salomon Smith Barney ( SSB) PMI Growth Europe Index includes all developed countries in the European region of the Global SSB Broad Market Index and reflects each company's available market capitalization weighted by its growth probability.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
July 31, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $184.7
4/2/90                          Average Market Capitalization ($mil): $28,355
Class B Shares
3/5/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

 24.1% Finance
 21.7% Consumer Services
 12.8% Health Care
  9.7% Consumer Staples
  8.7% Technology                               [PIE CHART OMITTED]
  7.7% Consumer Manufacturing
  7.5% Energy
  5.4% Capital Goods
  0.7% Utilities

  1.7% Short-Term

COUNTRY BREAKDOWN

 29.0% United Kingdom
 23.6% France
 12.4% Switzerland
 11.1% Germany
  6.6% Spain
  5.4% Italy                                    [PIE CHART OMITTED]
  5.0% Ireland
  2.6% Finland
  1.8% Sweden
  0.8% Belgium

  1.7% Short-Term

All data as of July 31, 2002. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year          -19.02%                      -22.46%
                    5 Years           -1.35%                       -2.21%
                   10 Years            7.38%                        6.91%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year          -19.66%                      -22.87%
                    5 Years           -2.10%                       -2.10%
                   10 Years(a)         6.77%                        6.77%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                     1 Year          -19.63%                      -20.43%
                    5 Years           -2.10%                       -2.10%
            Since Inception*           6.54%                        6.54%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2002)

                               Class A           Class B          Class C
                               Shares            Shares           Shares
--------------------------------------------------------------------------------
                     1 Year    -12.23%           -12.68%           -9.86%
                    5 Years      0.76%             0.85%            0.88%
                   10 Years      7.67%             7.52%(a)         8.02%*

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception date of Class C Shares is 5/3/93.

(a) Assumes the conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 9

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
July 31, 2002

                                                                    Percent of
Company                                             U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc                    $ 9,047,831           4.9%
--------------------------------------------------------------------------------
Vodafone Group Plc                                    8,334,064           4.5
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc                    7,708,415           4.2
--------------------------------------------------------------------------------
Swiss Re                                              7,517,903           4.1
--------------------------------------------------------------------------------
BNP Paribas, SA                                       7,435,260           4.0
--------------------------------------------------------------------------------
L'Oreal, SA                                           7,381,324           4.0
--------------------------------------------------------------------------------
ENI SpA                                               6,935,044           3.7
--------------------------------------------------------------------------------
Bayerische Motoren Werke AG                           6,714,805           3.6
--------------------------------------------------------------------------------
Novartis AG                                           6,624,083           3.6
--------------------------------------------------------------------------------
CRH Plc                                               6,619,103           3.6
--------------------------------------------------------------------------------
                                                    $74,317,832          40.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2002

                                    --------------------------------------------
                                                     Shares
                                    --------------------------------------------
                                                                       Holdings
Purchases                  Country                        Bought        7/31/02
--------------------------------------------------------------------------------
Capita Group Plc.          United Kingdom              1,143,673       1,143,673
--------------------------------------------------------------------------------
LVMH Moet Hennessy
   Louis Vuitton, SA       France                         79,897        125,236
--------------------------------------------------------------------------------
New Dixons Group Plc.      United Kingdom                942,482        942,482
--------------------------------------------------------------------------------
Nokia Oyj                  Finland                       105,214        388,533
--------------------------------------------------------------------------------
Novartis AG                Switzerland                   162,655        162,655
--------------------------------------------------------------------------------
Reckitt Benckiser Plc.     United Kingdom                168,524        168,524
--------------------------------------------------------------------------------
Sandvik AB                 Sweden                        104,489        104,489
--------------------------------------------------------------------------------
SAP AG                     Germany                        19,133         36,130
--------------------------------------------------------------------------------
Schering AG                Germany                        36,772         36,772
--------------------------------------------------------------------------------
Swiss Re                   Switzerland                    22,397         89,845
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                      Country                          Sold        7/31/02
--------------------------------------------------------------------------------
Accor, SA                  France                         92,394         28,231
--------------------------------------------------------------------------------
Alleanza Assicurazioni     Italy                         383,599        239,281
--------------------------------------------------------------------------------
AstraZeneca Plc.           United Kingdom                110,142         81,413
--------------------------------------------------------------------------------
Atlas Copco AB Cl. A       Sweden                        210,922         43,211
--------------------------------------------------------------------------------
Carrefour, SA              France                         74,017             -0-
--------------------------------------------------------------------------------
Centrica Plc.              United Kingdom              1,738,035             -0-
--------------------------------------------------------------------------------
GlaxoSmithKline Plc.       United Kingdom                323,433             -0-
--------------------------------------------------------------------------------
Interbrew                  Belgium                       122,865             -0-
--------------------------------------------------------------------------------
Royal Bank of Scotland
   Group Plc.              United Kingdom                129,473        344,787
--------------------------------------------------------------------------------
Standard Chartered Plc.    United Kingdom                372,238             -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
July 31, 2002

                                                                Percent of
                                                U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Capital Goods                                   $  9,974,774          5.4%
--------------------------------------------------------------------------------
Consumer Manufacturing                            14,267,178          7.7
--------------------------------------------------------------------------------
Consumer Services                                 40,370,068         21.8
--------------------------------------------------------------------------------
Consumer Staples                                  18,082,222          9.8
--------------------------------------------------------------------------------
Energy                                            13,983,004          7.6
--------------------------------------------------------------------------------
Finance                                           44,773,262         24.2
--------------------------------------------------------------------------------
Health Care                                       23,815,329         12.9
--------------------------------------------------------------------------------
Technology                                        16,070,808          8.7
--------------------------------------------------------------------------------
Utilities                                          1,281,113          0.7
--------------------------------------------------------------------------------
Total Investments*                               182,617,758         98.8
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities           2,115,073          1.2
--------------------------------------------------------------------------------
Net Assets                                      $184,732,831        100.0%
--------------------------------------------------------------------------------

*     Excludes short-term investment


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2002

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-98.8%
Belgium-0.8%
Fortis ..............................................      86,618   $  1,457,220
                                                                    ------------
Finland-2.6%
Nokia Oyj ...........................................     388,533      4,837,617
                                                                    ------------
France-23.7%
Accor, SA ...........................................      28,231        931,346
Altran Technologies, SA .............................     115,851      1,896,776
Aventis, SA .........................................      23,338      1,532,986
BNP Paribas, SA .....................................     161,774      7,435,260
Business Objects, SA(a) .............................     113,091      2,180,882
L'Oreal, SA .........................................     105,300      7,381,324
LVMH Moet Hennessy Louis Vuitton, SA ................     125,236      5,537,396
Sanofi-Synthelabo, SA ...............................      78,800      4,650,745
Schneider Electric, SA ..............................      99,132      4,769,027
STMicroelectronics NV ...............................     109,096      2,300,642
Thomson Multimedia(a) ...............................      39,780        933,270
TotalFinaElf, SA Series B ...........................      29,360      4,245,686
                                                                    ------------
                                                                      43,795,340
                                                                    ------------
Germany-11.2%
Altana AG ...........................................     106,613      5,278,389
Bayerische Motoren Werke AG .........................     178,362      6,714,805
Infineon Technologies AG(a) .........................     287,867      4,095,049
SAP AG ..............................................      36,130      2,656,618
Schering AG .........................................      36,772      1,932,333
                                                                    ------------
                                                                      20,677,194
                                                                    ------------
Ireland-5.1%
Bank of Ireland .....................................     247,801      2,759,823
CRH Plc .............................................     440,410      6,619,103
                                                                    ------------
                                                                       9,378,926
                                                                    ------------
Italy-5.4%
Alleanza Assicurazioni ..............................     239,281      1,808,683
ENI SpA .............................................     459,036      6,935,044
Telecom Italia SpA ..................................     162,126      1,281,113
                                                                    ------------
                                                                      10,024,840
                                                                    ------------
Spain-6.6%
Banco Bilbao Vizcaya Argentaria, SA .................     632,408      5,983,076
Industria de Diseno Textil, SA (Inditex) ............     316,232      6,200,627
                                                                    ------------
                                                                      12,183,703
                                                                    ------------
Sweden-1.8%
Atlas Copco AB Cl. A ................................      43,211        913,417
Sandvik AB(a) .......................................     104,489      2,395,554
                                                                    ------------
                                                                       3,308,971
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE NEW EUROPE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)   U.S. $ Value
-------------------------------------------------------------------------------

Switzerland-12.4%
Compagnie Financiere Richemont AG ...................    159,715   $  2,942,317
Credit Suisse Group(a) ..............................    209,671      5,022,822
Novartis AG .........................................    162,655      6,624,083
Swiss Re ............................................     89,845      7,517,903
Synthes-Stratec, Inc. ...............................      1,649        884,645
                                                                   ------------
                                                                     22,991,770
                                                                   ------------
United Kingdom-29.2%
AstraZeneca Plc. ....................................     81,413      2,912,149
Aviva Plc. ..........................................    563,473      3,740,644
BP Plc. .............................................    360,969      2,802,274
British Sky Broadcasting Group Plc.(a) ..............    823,861      7,708,415
Capita Group Plc. ...................................  1,143,673      5,189,581
New Dixons Group Plc. ...............................    942,482      2,403,314
Next Plc. ...........................................    268,491      3,642,369
Pearson Plc. ........................................    314,170      3,018,034
Reckitt Benckiser Plc. ..............................    168,524      2,869,278
Royal Bank of Scotland Group Plc. ...................    344,787      9,047,831
Tesco Plc. ..........................................    671,434      2,294,224
Vodafone Group Plc. .................................  5,500,482      8,334,064
                                                                   ------------
                                                                     53,962,177
                                                                   ------------
Total Common Stocks
   (cost $196,853,818) ..............................               182,617,758
                                                                   ------------
Short-Term Investment-1.7%
Time Deposit-1.7%
Bank of New York
   1.56%, 8/01/02
   (cost $3,127,000) ................................  $   3,127      3,127,000
                                                                   ------------
Total Investments-100.5%
   (cost $199,980,818) ..............................               185,744,758
Other assets less liabilities-(0.5)% ................                (1,011,927)
                                                                   ------------
Net Assets-100% .....................................              $184,732,831
                                                                   ============

(a)   Non-income producing security.

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2002

Assets

Investments in securities, at value (cost $199,980,818) ......    $ 185,744,758
Cash .........................................................              351
Foreign cash, at value (cost $606,318) .......................          606,111
Receivable for investment securities sold
   and foreign currency contract .............................        1,664,111
Receivable for capital stock sold ............................          805,494
Dividends and interest receivable ............................          472,910
                                                                  -------------
Total assets .................................................      189,293,735
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................        2,303,407
Payable for investment securities purchased
   and foreign currency contract .............................        1,577,141
Advisory fee payable .........................................          168,714
Distribution fee payable .....................................          110,044
Accrued expenses .............................................          401,598
                                                                  -------------
Total liabilities ............................................        4,560,904
                                                                  -------------
Net Assets ...................................................    $ 184,732,831
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     164,783
Additional paid-in capital ...................................      279,648,267
Accumulated net realized loss on investments and
   foreign currency transactions .............................      (80,856,507)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............      (14,223,712)
                                                                  -------------
                                                                  $ 184,732,831
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($81,212,637/6,858,700 shares of capital
   stock issued and outstanding) .............................           $11.84
Sales charge--4.25% of public offering price .................              .53
                                                                         ------
Maximum offering price .......................................           $12.37
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($73,986,356/6,910,438 shares of capital
   stock issued and outstanding) .............................           $10.71
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($24,924,163/2,322,194 shares of capital
   stock issued and outstanding) .............................           $10.73
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($4,609,675/386,993 shares of capital
   stock issued and outstanding) .............................           $11.91
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NEW EUROPE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $532,565) .....................   $   3,542,295
Interest .....................................          43,055    $   3,585,350
                                                 -------------
Expenses
Advisory fee .................................       2,379,464
Distribution fee--Class A ....................         306,028
Distribution fee--Class B ....................       1,010,927
Distribution fee--Class C ....................         333,131
Transfer agency ..............................       1,253,425
Custodian ....................................         253,337
Printing .....................................         173,672
Administrative ...............................         135,000
Audit and legal ..............................         106,473
Registration .................................          78,757
Directors' fees ..............................          41,950
Miscellaneous ................................          10,372
                                                 -------------
Total expenses ...............................                        6,082,536
                                                                  -------------
Net investment loss ..........................                       (2,497,186)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions ..............................                      (33,076,092)
Net realized gain on foreign
   currency transactions .....................                           81,780
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                       (8,974,375)
   Foreign currency denominated assets
     and liabilities .........................                           31,488
                                                                  -------------
Net loss on investments and foreign
   currency transactions .....................                      (41,937,199)
                                                                  -------------
Net Decrease in Net Assets
   from Operations ...........................                    $ (44,434,385)
                                                                  =============

See notes to financial statements


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                    July 31,         July 31,
                                                      2002             2001
                                                 =============    =============
Decrease in Net Assets from Operations
Net investment loss ..........................   $  (2,497,186)   $  (2,324,674)
Net realized loss on investments
   and foreign currency transactions .........     (32,994,312)     (45,674,600)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........      (8,942,887)     (50,247,302)
                                                 -------------    -------------
Net decrease in net assets
   from operations ...........................     (44,434,385)     (98,246,576)
Distributions to Shareholders from
Net realized gain on investments and
   foreign currency transactions
   Class A ...................................              -0-     (12,358,303)
   Class B ...................................              -0-     (13,579,771)
   Class C ...................................              -0-      (4,740,986)
   Advisor Class .............................              -0-        (665,448)
Distributions in excess of net realized gain
   on investments and foreign currency
   transactions
   Class A ...................................              -0-      (1,069,425)
   Class B ...................................              -0-      (1,175,125)
   Class C ...................................              -0-        (410,261)
   Advisor Class .............................              -0-         (57,585)
Capital Stock Transactions
Net increase (decrease) ......................     (64,806,214)       3,997,316
                                                 -------------    -------------
Total decrease ...............................    (109,240,599)    (128,306,164)
Net Assets
Beginning of period ..........................     293,973,430      422,279,594
                                                 -------------    -------------
End of period ................................   $ 184,732,831    $ 293,973,430
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2002

NOTE A

Significant Accounting Policies

Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent


--------------------------------------------------------------------------------
18 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses resulted in a net decrease in accumulated net investment loss, an increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification has no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $135,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $873,843 for the year ended July 31, 2002.

For the year ended July 31, 2002, the Fund's expenses were reduced by $5,526 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $254,130 from the sale of Class A shares and $5,402, $208,798 and $7,266 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2002.

Brokerage commissions paid on investment transactions for the year ended July 31, 2002, amounted to $727,640, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,659,593 and $1,171,637 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $151,000,014 and $206,565,696, respectively, for the year ended July 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 2002.

At July 31, 2002, the cost of investments for federal in come tax purposes was $204,536,897. Accordingly, gross unrealized appreciation of investments was $15,348,472 and gross unrealized depreciation of investments was $34,140,611, resulting in net unrealized depreciation of $18,792,139 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At July 31, 2002, the Fund had no forward exchange currency contracts outstanding.


--------------------------------------------------------------------------------
20 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 were as follows:

                                                            2002         2001
                                                        ===========  ===========
Distributions paid from:
  Ordinary income .............................         $       -0-  $12,658,660
  Net long-term capital gains .................                 -0-   21,398,244
                                                        -----------  -----------
Total taxable distributions ...................                 -0-   34,056,904
                                                        -----------  -----------
Total distributions paid ......................         $       -0-  $34,056,904
                                                        ===========  ===========

As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(76,300,428)(a)
Unrealized appreciation/(depreciation) .................         (18,779,791)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(95,080,219)
                                                                ============

(a) On July 31, 2002, the Fund had a net capital loss carryforward of $57,586,832 of which $334,573 expires in the year 2009 and $57,252,259 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Fund deferred to August 1, 2002, post October capital losses of $18,713,596.

(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                    --------------------------    -----------------------------
                              Shares                       Amount
                    --------------------------    -----------------------------
                     Year Ended     Year Ended      Year Ended       Year Ended
                       July 31,       July 31,        July 31,         July 31,
                           2002           2001            2002             2001
                    -----------------------------------------------------------
Class A
Shares sold          18,154,950     32,062,641   $ 249,477,993    $ 542,363,312
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-       654,277              -0-      11,646,131
-------------------------------------------------------------------------------
Shares converted
  from Class B          358,286         82,202       4,869,174        1,330,624
-------------------------------------------------------------------------------
Shares redeemed     (20,229,121)   (32,315,755)   (281,338,547)    (550,146,882)
-------------------------------------------------------------------------------
Net increase
  (decrease)         (1,715,885)       483,365   $(26,991,380)    $   5,193,185
===============================================================================

Class B
Shares sold           1,053,113      1,775,656   $  12,986,168    $  29,333,365
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-       824,144              -0-      13,450,033
-------------------------------------------------------------------------------
Shares converted
  to Class A           (391,871)       (76,051)     (4,869,174)      (1,330,624)
-------------------------------------------------------------------------------
Shares redeemed      (2,878,080)    (2,663,853)    (35,400,221)     (42,227,722)
-------------------------------------------------------------------------------
Net decrease         (2,216,838)      (140,104)  $(27,283,227)    $    (774,948)
===============================================================================

Class C
Shares sold           3,201,984      2,445,319   $  38,385,186    $  38,843,447
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-       296,000              -0-       4,836,643
-------------------------------------------------------------------------------
Shares redeemed      (3,966,038)    (2,769,449)    (48,510,690)     (43,463,473)
-------------------------------------------------------------------------------
Net increase
  (decrease)           (764,054)       (28,130)  $ (10,125,504)   $     216,617
===============================================================================

Advisor Class
Shares sold             424,784      1,153,974   $   5,513,747    $  20,864,102
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              -0-        37,404              -0-         668,024
-------------------------------------------------------------------------------
Shares redeemed        (428,130)    (1,235,258)     (5,919,850)     (22,169,664)
-------------------------------------------------------------------------------
Net decrease             (3,346)       (43,880)  $    (406,103)   $    (637,538)
===============================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2002.

NOTE H

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 29% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------
                                                              Class A
                                  ------------------------------------------------------------------
                                                        Year Ended July 31,
                                  ------------------------------------------------------------------
                                      2002         2001         2000            1999            1998
                                  ------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  14.62     $  21.11     $  18.57        $  21.85        $  18.61
                                  ------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ............       (.08)        (.04)        (.10)            .07             .05
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (2.70)       (4.82)        3.55            (.79)           5.28
                                  ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (2.78)       (4.86)        3.45            (.72)           5.33
                                  ------------------------------------------------------------------
Less: Distributions
Distributions in excess of net
  investment income ...........         -0-          -0-          -0-             -0-           (.04)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................         -0-       (1.50)        (.91)          (2.56)          (2.05)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......         -0-        (.13)          -0-             -0-             -0-
                                  ------------------------------------------------------------------
Total distributions ...........         -0-       (1.63)        (.91)          (2.56)          (2.09)
                                  ------------------------------------------------------------------
Net asset value, end of
  period ......................   $  11.84     $  14.62     $  21.11        $  18.57        $  21.85
                                  ==================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (19.02)%     (24.45)%      18.89%          (2.87)%         32.21%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 81,213     $125,402     $170,815        $125,729        $130,777
Ratio to average net assets of:
  Expenses ....................       2.10%        1.79%        1.65%(c)        1.80%(c)        1.85%(c)
  Net investment
      income (loss) ...........       (.60)%       (.23)%       (.46)%           .39%            .25%
Portfolio turnover rate .......         63%          84%         103%             89%             99%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------
                                                              Class B
                                  ------------------------------------------------------------------
                                                        Year Ended July 31,
                                  ------------------------------------------------------------------
                                      2002         2001         2000            1999            1998
                                  ------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  13.33     $  19.56     $  17.39        $  20.76        $  17.87
                                  ------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........       (.18)        (.16)        (.23)           (.06)           (.08)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (2.44)       (4.44)        3.31            (.75)           5.02
                                  ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (2.62)       (4.60)        3.08            (.81)           4.94
                                  ------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................         -0-       (1.50)        (.91)          (2.56)          (2.05)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......         -0-        (.13)          -0-             -0-             -0-
                                  ------------------------------------------------------------------
Total distributions ...........         -0-       (1.63)        (.91)          (2.56)          (2.05)
                                  ------------------------------------------------------------------
Net asset value, end of
  period ......................   $  10.71     $  13.33     $  19.56        $  17.39        $  20.76
                                  ==================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (19.66)%     (25.10)%      18.01%          (3.52)%         31.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 73,986     $121,639     $181,285        $144,570        $137,425
Ratio to average net assets of:
  Expenses ....................       2.88%        2.54%        2.38%(c)        2.50%(c)        2.56%(c)
  Net investment loss .........      (1.41)%       (.98)%      (1.18)%          (.34)%          (.40)%
Portfolio turnover rate .......         63%          84%         103%             89%             99%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------
                                                              Class C
                                  ------------------------------------------------------------------
                                                        Year Ended July 31,
                                  ------------------------------------------------------------------
                                      2002         2001         2000            1999            1998
                                  ------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  13.35     $  19.58     $  17.41        $  20.77        $  17.89
                                  ------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........       (.17)        (.15)        (.23)           (.05)           (.08)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (2.45)       (4.45)        3.31            (.75)           5.01
                                  ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (2.62)       (4.60)        3.08            (.80)           4.93
                                  ------------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................         -0-       (1.50)        (.91)          (2.56)          (2.05)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......         -0-        (.13)         -0-             -0-             -0-
                                  ------------------------------------------------------------------
Total distributions ...........         -0-       (1.63)        (.91)          (2.56)          (2.05)
                                  ------------------------------------------------------------------
Net asset value, end of
  period ......................   $  10.73     $  13.35     $  19.58        $  17.41        $  20.77
                                  ==================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (19.63)%     (25.07)%      17.99%          (3.46)%         31.13%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 24,924     $ 41,203     $ 60,984        $ 45,845        $ 39,618
Ratio to average net assets of:
  Expenses ....................       2.84%        2.51%        2.36%(c)        2.50%(c)        2.56%(c)
  Net investment loss .........      (1.36)%       (.95)%      (1.18)%          (.28)%          (.41)%
Portfolio turnover rate .......         63%          84%         103%             89%             99%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------
                                                          Advisor Class
                                  ------------------------------------------------------------------
                                                        Year Ended July 31,
                                  ------------------------------------------------------------------
                                      2002         2001         2000            1999            1998
                                  ------------------------------------------------------------------
Net asset value,
  beginning of period .........   $  14.68     $  21.18     $  18.58        $  21.79        $  18.57
                                  ------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ............       (.05)          -0-        (.01)            .13             .08
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (2.72)       (4.87)        3.52            (.78)           5.28
                                  ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (2.77)       (4.87)        3.51            (.65)           5.36
                                  ------------------------------------------------------------------
Less: Distributions
Distributions in excess of net
  investment income ...........         -0-          -0-          -0-             -0-           (.09)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................         -0-       (1.50)        (.91)          (2.56)          (2.05)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......         -0-        (.13)          -0-             -0-             -0-
                                  ------------------------------------------------------------------
Total distributions ...........         -0-       (1.63)        (.91)          (2.56)          (2.14)
                                  ------------------------------------------------------------------
Net asset value, end of
  period ......................   $  11.91     $  14.68     $  21.18        $  18.58        $  21.79
                                  ==================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (18.87)%     (24.42)%      19.21%          (2.54)%         32.55%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $  4,610     $  5,729     $  9,196        $  4,778        $  3,143
Ratio to average net assets of:
  Expenses ....................       1.80%        1.48%        1.34%(c)        1.51%(c)        1.56%(c)
  Net investment income
    (loss) ....................       (.36)%        .02%        (.06)%           .68%            .39%
Portfolio turnover rate .......         63%          84%         103%             89%             99%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized. (c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                       Year Ended July 31,
                                      ---------------------
                                       2000    1999    1998
                                      ---------------------
    Class A                           1.64%   1.78%   1.84%
    Class B                           2.36%   2.49%   2.54%
    Class C                           2.35%   2.49%   2.54%
    Advisor Class                     1.33%   1.50%   1.54%


--------------------------------------------------------------------------------
28 o ALLIANCE NEW EUROPE FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance New Europe Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 12, 2002


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
30 o ALLIANCE NEW EUROPE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/ checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan J. Stoga(1)

OFFICERS

Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Edmund P. Bergan, Jr., Secretary
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below:

                                                                                    PORTFOLIOS
                                                                                      IN FUND       OTHER
     NAME, ADDRESS,                              PRINCIPAL                            COMPLEX    DIRECTORSHIPS
    AGE OF DIRECTOR,                           OCCUPATION(S)                        OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                       DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 57              President, Chief Operating Officer and a             114           None
1345 Avenue of the Americas        Director of Alliance Capital Management
New York, NY 10105 (12)            Corporation ("ACMC") with which he has
                                   been associated since prior to 1997.


DISINTERESTED DIRECTORS

David H. Dievler,#+, 72            Independent consultant. Until December                98           None
P.O. Box 167                       1994, Senior Vice President of ACMC
Spring Lake, NJ 07762 (12)         responsible for mutual fund administration.
                                   Prior to joining ACMC in 1984, Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that,
                                   Senior Manager at Price Waterhouse &
                                   Co. Member of American Institute of
                                   Certified Public Accountants since 1953.

John H. Dobkin,#+, 60              Consultant. Currently, President of the               94          None
P.O. Box 12                        Board of Save Venice, Inc. (preservation
Annandale, NY 12504 (10)           organization). Formerly a Senior Advisor
                                   from June 1999-June 2000 and President
                                   from December 1989-May 1999 of
                                   Historic Hudson Valley (historic preserva-
                                   tion). Previously, Director of the National
                                   Academy of Design. During 1988-92,
                                   Director and Chairman of the Audit
                                   Committee of ACMC.

W.H. Henderson, #+, 74             Joined the Royal Dutch/Shell Group                     3          None
Quarrey House, Charlton            in 1948 and served in Singapore, Japan,
Horethorne, Sherborne,             South Africa, Hong Kong and London.
Dorset, DT9 4NY, England           The greater part of his service was in
(12)                               Japan and between 1969 and 1972 he was
                                   Managing Director and Chief Executive
                                   Officer of the Shell Company of Hong
                                   Kong Limited. Mr. Henderson retired
                                   from the Royal Dutch/Shell Group in
                                   1974 in order to establish his own oil and
                                   gas consultancy business. Mr. Henderson
                                   is currently a Director of a number of in-
                                   vestment companies.


--------------------------------------------------------------------------------
34 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                    PORTFOLIOS
                                                                                      IN FUND            OTHER
     NAME, ADDRESS,                              PRINCIPAL                            COMPLEX        DIRECTORSHIPS
    AGE OF DIRECTOR,                           OCCUPATION(S)                        OVERSEEN BY         HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

Stig Host, #+, 75                    Chairman and Chief Executive                        3        Kriti Exploration, Inc.,
103 Oneida Drive                     Officer of International Energy                              Kriti Oil and Minerals,
Greenwich, CT 06530 (12)             Corp. (oil and gas exploration),                             N.V., Kriti Properties
                                     with which he has been associated                               and Development
                                     since prior to 1993. He is also                                   Corporation,
                                     Chairman and Director of Kriti                                   International
                                     Exploration, Inc. (oil and gas exploration                     Marine Sales, Inc.,
                                     and production), Managing Director of                          Florida Fuels, Inc.
                                     Kriti Oil and Minerals, N.V., Chairman                           Winthrop Focus
                                     of Kriti Properties and Development                                   Funds
                                     Corporation (real estate), Chairman of
                                     International Marine Sales, Inc.
                                     (marine fuels), and a Director of Florida
                                     Fuels, Inc. (marine fuels) and President of
                                     Alexander Host Foundation. He is a
                                     Trustee of the Winthrop Focus Funds.

Alan Stoga, #+ 50                    President of Zemi Investments, L.P.,               3               Kissinger
Kissinger Associates Inc.,           since 1995, President of Zemi                                    Associates Inc.,
350 Park Avenue,                     Communications, L.L.C. and its
New York, NY 10022                   predecessor company since 1996,
(10)                                 and a Managing Director of Kissinger
                                     Associates, Inc. since prior to 1997.
                                     He has continued as a member of the Board
                                     of Directors of Kissinger Associates.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                    Position(s)                 Principal Occupation
Name, Address* and Age              Held with Fund              During Past 5 Years
---------------------------------------------------------------------------------------------------------
John D. Carifa, 57                  Chairman & President        See biography on page 34.

Thomas J. Bardong, 57               Vice President              Senior Vice President of ACMC**, with
                                                                which he has been associated since prior
                                                                to 1997.

Stephen Beinhacker, 37              Vice President              Senior Vice President of ACMC**, with
                                                                which he has been associated since prior
                                                                to 1997.

Russell Brody, 35                   Vice President              Vice President of ACMC**, with which
                                                                he has been associated since April 1997.
                                                                Prior thereto, he was the head of
                                                                European Equity Dealing of Lombard
                                                                Odier et Cie since prior to 1997.

Edmund P. Bergan, Jr., 52           Secretary                   Senior Vice President and the General
                                                                Counsel of Alliance Fund Distributors,
                                                                Inc. ("AFD"**) and Alliance Global
                                                                Investor Services Inc. ("AGIS"**) with
                                                                which he has been associated since prior
                                                                to 1997.

Mark D. Gersten, 51                 Treasurer and Chief         Senior Vice President of AGIS** and a
                                    Financial Officer           Vice President of AFD**, with which
                                                                he has been associated since prior to 1997.

Vincent S. Noto, 37                 Controller                  Vice President of AGIS**, with which he
                                                                has been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
36 o ALLIANCE NEW EUROPE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 37

Alliance New Europe Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

EURAR0702